Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

To my knowledge, this Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 of Central Bancorp, Inc. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.

By:	/s/ John D. Doherty
John D. Doherty
Chairman and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Paul S. Feeley
Paul S. Feeley
Senior Vice President, Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

August 13, 2012